Public Service Enterprise Group PSEG Earnings Conference Call 1 st Quarter 2015 May 1, 2015 EXHIBIT 99.1

Forward-Looking Statement
Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,”
“project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-
looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and transmission planning,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to manage our energy obligations, available supply and risks,
• adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry,
• any deterioration in our credit quality or the credit quality of our counterparties,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
• acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
• increases in competition in energy supply markets as well as for transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
• changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and
• changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation
and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted
EBITDA are non-GAAP financial measures that differ from Net Income. Operating Earnings exclude gains or losses associated with Nuclear Decommissioning Trust (NDT), Mark-to-Market
(MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measures of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.
PSEG is presenting Adjusted EBITDA because it provides investors with additional information to compare our business performance to other companies and understand performance trends.
Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense costs at Power’s fossil generation facilities. This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation (Slides A and B)
include a list of items excluded from Net Income to reconcile to Operating Earnings and Adjusted
EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears.
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/

PSEG 2015 Q1 Review Ralph Izzo Chairman, President and Chief Executive Officer * * * * * * * * * *

Q1 Earnings Summary – PSEG Delivers Strong Operating Results
$ millions (except EPS)
2015 2014
Operating Earnings
$  529 $  515
Reconciling Items, Net of Tax
57 (129)
Net Income
$  586 $  386
EPS from Operating Earnings*
$  1.04 $  1.01
Quarter ended March 31
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG – Q1 2015 Highlights
Strong Operating Earnings
Operating earnings of $1.04 per share vs. $1.01 per share in Q1 2014
Power benefited from higher prices on its hedged output, monetization of its gas supply and improved performance from CCGTs
Increased earnings contribution from PSE&G’s investment in transmission
Operational Excellence
PSEG Power CCGT units improved fleet availability; nuclear capacity factor at 95%
Diversity and location of Power’s fleet provided flexibility to participate in market
PSE&G maintained high system reliability during a record-setting cold winter
PSEG Disciplined Capital Investment
Increased common dividend to indicative annual rate of $1.56 per share
BPU approved Energy Efficiency Extension II for additional $95 million investment
Transmission projects in construction – on schedule and on budget
S-R expected to be fully energized in May (Hopatcong to Susquehanna)
Settlement reached on Superstorm Sandy-related insurance claims fully compensates PSEG for repairs covered by our policies

$2.75 - $2.95E
PSEG – Maintaining 2015 Guidance
$2.58
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings. E = Estimate.
$2.76
2015 guidance reflects continued increased level of investment, and assumes normal weather and unit operations

PSEG 2015 Q1 Operating Company Review Caroline Dorsa EVP and Chief Financial Officer * * * * * * * * * *

Q1 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2015 2014 2015 2014
PSE&G
$  242 $  214 $  0.47 $  0.42
PSEG Power
278 293 0.55 0.58
PSEG Enterprise/Other
9 8 0.02 0.01
Operating Earnings*
$  529  $  515  $  1.04 $  1.01
Quarter ended March 31
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

$1.01
0.05
0.01
$1.04 (0.03)
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
0.80
0.90
1.00
1.10
PSEG EPS Reconciliation – Q1 2015 versus Q1 2014
Q1 2015
Operating
Earnings*
Q1 2014
Operating
Earnings*
PSEG Power PSE&G PSEG
Enterprise/
Other
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.
Capacity  (0.09)
Gas Send-Out  0.04
Higher Pension
Expense  (0.01)
Absence of
Charge 0.03
Transmission
Earnings  0.03
Gas Volume &
Demand  0.01
Storm Insurance
Recovery  0.01
Interest Income
and
PSEG
Long Island

PSE&G 2015 Q1 Review * * * * * * * * * *

PSE&G – Q1 EPS Summary
$ millions (except EPS)
Q1 2015 Q1 2014 Variance
Operating Revenues
$  2,002 $  2,145 $  (143)
Operating Expenses
Energy Costs
892 1,045 (153)
Operation & Maintenance
412 462 (50)
Depreciation & Amortization
247 227 20
Total Operating Expenses
1,551 1,734 (183)
Operating Earnings/Net Income
$  242 $  214 $  28
EPS from Operating Earnings/Net Income
$  0.47 $  0.42 $  0.05

PSE&G EPS Reconciliation – Q1 2015 versus Q1 2014
$0.42
0.04
0.01
$0.47
0.00
0.10
0.20
0.30
0.40
0.50
Transmission
Earnings  0.03
Gas Volume
& Demand  0.01
Storm Insurance
Recovery
Q1 2014
Operating
Earnings*
Q1 2015
Operating
Earnings*
* Operating Earnings is equal to Net Income.

PSE&G – Q1 2015 Operating Highlights
Operations
BPU approved $95 million Energy Efficiency Extension II in April; investment over next 3 years
Gas System Modernization Program filed with the BPU in February; first phase proposes to spend $1.6 billion over 5 years to replace aging cast iron and unprotected steel pipes
PSE&G extended BGSS gas rate credits through April 2015; this winter’s total PSE&G bill credit is ~$236, or a 32% savings for the average gas customer (Nov 2014-April 2015)
Susquehanna-Roseland transmission line expected fully in service for Summer 2015
Regulatory and Market Environment
PSE&G invested ~$600 million in T&D upgrades during Q1 as part of its full-year, $2.6 billion investment program
PSE&G operating earnings* for full-year 2015 are forecast at $735 million to $775 million
Financial
Coldest Q1 in over 45 years: Heating degree days were 5.7% above last winter and 25% above normal
Weather normalized electric sales: Slight overall improvement of 0.2%, led by the commercial and industrial segment
Gas deliveries continue to benefit from low commodity prices and modest economic growth, weather adjusted deliveries grew by 0.4%, led by a 1% advance in the residential segment
* Operating Earnings is equal to Net Income.

PSEG Power 2015 Q1 Review * * * * * * * * * *

PSEG Power – Q1 Earnings Summary
$ millions (except EPS)
Q1 2015 Q1 2014 Variance
Operating Revenues
$  1,725 $  1,700 $  25
Operating Earnings
$  278 $  293 $  (15)
Reconciling Items, Net of Tax*
57 (129) 186
Net Income
$  335 $  164 $  171
EPS from Operating Earnings*
$  0.55 $  0.58 $  (0.03)
Adjusted EBITDA**
$  626 $  651 $  (25)
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings; Includes the financial impact from Mark-to-Market positions with forward delivery months.
** See Slide B for a reconciliation of Adjusted EBITDA to Operating Earnings and Net Income.   E = Estimate

$0.58
$0.55
(0.01)
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
(0.02)
Capacity  (0.09)
Gas
Send-Out  0.04
Absence of
Charge  0.03
PSEG Power EPS Reconciliation – Q1 2015 versus Q1 2014
Q1 2015
Operating
Earnings*
Q1 2014
Operating
Earnings*
Higher
Pension
Expense
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings.

PSEG Power’s Q1 2015 and Full-Year 2015 Guidance for Adjusted
EBITDA
Three Months Ended
March 31,
Full-Year 2015
Guidance
($ in millions) 2015 2014 Low High
Operating Earnings** $278 $293 $620 $680
Add:
Fossil Major Maintenance, pre-tax
49 58 115 115
Depreciation & Amortization, pre-tax
77 73 305 305
Interest Expense, pre-tax
31 31 125 125
Income Taxes
191 196 380 420
Adjusted EBITDA $626 $651 $1,545E $1,645E

PSEG Power - Adjusted EBITDA*
*    See Slide B for a reconciliation of Adjusted EBITDA to Operating Earnings and Net Income.   E = Estimate.
**  See Slide A for Items excluded from Net Income to reconcile to Operating Earnings; Includes the financial impact from Mark-to-Market positions with forward delivery months.

PSEG Power – Generation Measures
8,049
7,832
3,975
4,177
2,529
2,541
0
7,500
15,000
2014 2015
Quarter ended March 31
Total Nuclear Total Coal*
Oil & Natural Gas
Generation by Fuel (GWh)**
14,538
Quarter ended March 31
* Includes figures for Pumped Storage.  Also includes natural gas fuel switching intervals.    ** Excludes Solar and Kalaeloa
2014 2015
Combined
Cycle
PJM and NY 49% 55%
Coal*
NJ (Coal/Gas) 21% 17%
PA 83% 91%
CT 73% 68%
Nuclear 100% 95%
14,565
Fleet Capacity Factors (%)

PSEG Power – Fuel Costs
Quarter ended March 31
($ millions) 2014 2015
Coal $87 $82
Oil & Gas 365 247
Total Fossil 452 329
Nuclear 62 55
Total Fuel
Cost
$514 $384
Total
Generation
(GWh)
14,565 14,538
$ / MWh 35.29 26.41
PSEG Power – Fuel Costs

PSEG Power – Gross Margin Performance
$0
$15
$30
$45
$60
2013 2014 2015
$47
$48
Quarter ended March 31
Hedging profile captured returns amid lower price volatility than in Q1 2014
Q1 spot prices significantly lower across PJM, ISO-NE, and NYISO versus year ago
Capacity prices were lower year-over-year
Access to lower-cost Marcellus gas continues to benefit spark spreads
Q1 2015 Regional Performance
Region
Gross
Margin ($M)
Comment
PJM $623
Higher prices on hedged output offset
lower wholesale market prices and a
decline in capacity revenue
New
England
$51
Hedging profile improved margins
offsetting lower market prices
New York $13
Higher volumes with improved fuel
availability
PSEG Power Gross Margin ($/MWh)
$50

Hedging Update
Contracted Energy*
* Hedge percentages and prices as of March 31, 2015.  Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
Apr-Dec
2015 2016 2017
Volume TWh 26 37 37
Base Load % Hedged 100% 80-85% 40-45%
(Nuclear and Base Load Coal)
Price $/MWh $52 $51 $52
Volume TWh 17 20 20
Intermediate Coal, Combined % Hedged 30-35% 0% 0%
Cycle, Peaking
$52 -- --
Volume TWh 41-43 55-57 55-57
Total % Hedged 70-75% 50-55% 25-30%
Price $/MWh $52 $51 $52
Price $/MWh

PSEG Power – Q1 Operating Highlights
Q1 output flat with Q1 2014 at 14.5 GWh
Nuclear fleet’s capacity factor at 95%
CCGT production up 16% to 3.9 TWh on improved availability at Linden
Operations
Regulatory and Market Environment
Financial
PJM’s Capacity Performance (CP) proposal pending at FERC
FERC granted PJM request to postpone Reliability Pricing Model (RPM) auction for the
2018/2019 delivery year
Base load output in 2015 hedged at an average price of $52/MWh vs. 2014 average hedge price of $48/MWh
2015 BGS load projected at 11-12 TWh
Bergen and Peach Bottom 2 capacity uprates scheduled to add 96MW for Summer 2015
Power’s total debt as a percentage of capitalization at March 31 was 31%
Power’s operating earnings* for full-year 2015 are forecast at $620 million to $680 million, and Adjusted EBITDA** at $1.55 billion to $1.65 billion
* See Slide A for Items excluded from Net Income to reconcile to Operating Earnings; Includes the financial impact from Mark-to-Market positions with forward delivery months.
** See Slide B for a reconciliation of Adjusted EBITDA to Operating Earnings and Net Income. E = Estimate.

PSEG * * * * * * * * * * *

PSEG Financial Highlights
Maintaining 2015 operating earnings guidance of $2.75 - $2.95 per share
Focused on maintaining operating efficiency and customer reliability
PSE&G expected to contribute over 50% of 2015 operating earnings
Infrastructure Spend
PSE&G T&D spend for 2015 expected to be $2.6 billion
PSE&G received approval in April 2015 from the NJ Board of Public Utilities (BPU) to invest an additional $95 million over a three-year period on Energy Efficiency programs
Utility’s Gas System Modernization Program filed with the BPU in February; first phase proposes to spend $1.6 billion over 5 years to replace aging cast iron and unprotected steel pipes
Power’s AGP and nuclear uprate programs ongoing
Financial position remains strong
Positive cash from Power and increasing cash flow from operations at PSE&G supports dividend growth and funds capital spending program without the need to issue equity
Debt as a percentage of capitalization was 41% at March 31
Increased common dividend 5.4% to indicative annual rate of $1.56 per share
Increasing regulated earnings mix supports dividend growth

PSEG Sandy-related insurance settlement proceeds
($ millions, pre-tax)
Pre-2015 Q1 2015 Q2 2015E Total
PSEG Power
$44 $133 TBD TBD
PSE&G
6 26** TBD TBD
PSEG
$50* $159 ~$54*** ~$264
*    PSE&G received $6 million of insurance settlement proceeds in Q4 2012.  Power received $19 million and  $25 million of insurance settlement proceeds in Q4 2012 and Q2 2013, respectively.
**  PSE&G share of proceeds reduced O&M; Property, Plant and Equipment; and Regulatory Assets.
***The amounts to be recorded by PSEG Power and PSE&G will be determined in second quarter 2015.  TBD = To Be Determined.

PSEG 2015 Guidance for Operating Income – by Subsidiary
and PSEG Power Adjusted EBITDA
$ millions (except EPS)
2015E 2014
PSE&G
$735 - $775 $725
PSEG Power
$620 - $680 $642
PSEG Enterprise/Other
$40 - $45 $33
Operating Earnings*
$1,395 - $1,500 $1,400
Earnings per Share
$2.75 - $2.95E $2.76
Anticipates Another Year of Growth in Operating Earnings
$ millions (except EPS)
2015E 2014
PSEG Power
$1,545 - $1,645 $1,584
PSEG Power Adjusted EBITDA**
*   See Slide A for Items excluded from Net Income to reconcile to Operating Earnings; Includes the financial impact from Mark-to-Market positions with forward delivery months.
**  See Slide B for a reconciliation of Adjusted EBITDA to Operating Earnings and Net Income.   E = Estimate.

PSEG Liquidity as of March 31, 2015

Expiration Total Available
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Mar-18 $600
(A,C)
$14 $586
5-Year Credit Facility (Power) Apr-19 $1,600 $178 $1,422
5-Year Credit Facility (Power) Mar-18 $1,000
(A,D)
$0 $1,000
5-Year Bilateral (Power) Sep-15 $100 $0 $100
5-year Credit Facility (PSEG) Apr-19 $500 $8 $492
5-year Credit Facility (PSEG) Mar-18 $500
(A,B)
$0 $500
Total $4,300 $200 $4,100
(A) In April 2015, expiration dates of these facilities were extended to April 2020.
$636
(B) PSEG facility will be reduced by $23 million in April 2016, and $12 million in March 2018.
PSE&G ST Investment $316
(C) PSE&G facility will be reduced by $29 million in April 2016, and $14 million in March 2018.
Total Liquidity Available $5,052
Total Parent / Power Liquidity $4,150
PSEG /
Power
PSEG Money Pool ST Investment
(D) Power facility will be reduced by $48 million in April 2016, and $24 million in March 2018.

A
Items Excluded from Net Income to Reconcile to Operating Earnings
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
2015 2014 2014 2013
Operating Earnings 529 $         515 $      1,400 $     1,309 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 2 9 68 40
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) (20) (132) 66 (74)
Storm O&M, net of insurance recoveries (PSEG Power) 75 (6) (16) (32)
Net Income 586 $         386 $      1,518 $     1,243 $
Fully Diluted Average Shares Outstanding (in Millions) 508 508 508 508
Operating Earnings 1.04 $        1.01 $     2.76 $       2.58 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) - 0.02 0.13 0.08
Gain (Loss) on MTM
(a)
(PSEG Power) (0.04) (0.26) 0.13 (0.14)
Storm O&M, net of insurance recoveries (PSEG Power) 0.15 (0.01) (0.03) (0.07)
Net Income 1.15 $        0.76 $     2.99 $       2.45 $
(a) Includes the financial impact from positions with forward delivery months.
($ Millions, Unaudited)
($ Per Share Impact - Diluted, Unaudited)
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Consolidated Operating Earnings Reconciliation
Reconciling Items, net of tax
Three Months Ended Year Ended
March 31, December 31,

B
Items Excluded from Net Income to Reconcile to Operating Earnings and Adjusted EBITDA
Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP
financial measures and how they differ from Net Income.
2015 2014
Adjusted EBITDA 626 $         651 $
Fossil Major Maintenance, pre-tax (49) (58)
Depreciation and Amortization, pre-tax
(b)
(77) (73)
Interest Expense, pre-tax
(b)
(31) (31)
Income Taxes
(b)
(191) (196)
Operating Earnings 278 $         293 $
Gain (Loss) on NDT Fund Related Activity, pre-tax 7 19
Gain (Loss) on MTM, pre-tax
(a)
(34) (223)
Storm O&M, net of insurance recoveries, pre-tax 127 (10)
Income Taxes related to Operating Earnings
(43) 85
Net Income 335 $         164 $
(a) Includes the financial impact from positions with forward delivery months.
(b) Excludes amounts related to Operating Earnings reconciling items
($ Millions, Unaudited)
PSEG Power Adjusted EBITDA Reconcilation
Reconciling Items
Three Months Ended
March 31,
2014
1,584 $
(144)
(291)
(120)
(387)
642 $
138

(27)
(104)
760 $
Year Ended
December 31,
reconciling items